SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  April 6, 2001
                Date of Report (Date of earliest event reported)

                             SYCAMORE NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


                        Commission file number: 000-27273


                  DELAWARE                            04-3410558
      (State or other jurisdiction of               (I.R.S. Employer
       incorporation or organization)              Identification No.)



                                150 APOLLO DRIVE
                         CHELMSFORD, MASSACHUSETTS 01824
                     (Address of principal executive office)
       Registrant's telephone number, including area code: (978) 250-2900


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



ITEM 5: OTHER EVENTS

On April 5, 2001, the Registrant issued a press release providing revised guidance as to its revenue and earnings for its fiscal third quarter ending April 28, 2001.

A copy of the Registrant's press release dated April 5, 2001 is attached as
Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

        99.1 Press Release dated April 5, 2001





SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Sycamore Networks, Inc.


/s/ Frances M. Jewels
-----------------------------------
Frances M. Jewels
Chief Financial Officer
(Duly Authorized Officer and Principal
Financial and Accounting Officer)


Dated: April 6, 2001



EXHIBIT INDEX

Exhibit                         Description
Number

99.1                            Press Release dated April 5, 2001.